COMMERCIAL AGREEMENT OF LEASE

     THIS AGREEMENT OF LEASE made and entered into this 15th day of November in the year 1997, by and between Syco Inc (herein referred to as Tenant) and John
G. and Mary G. Immer (herein referred to as Landlord)

     WITNESSETH: That for and in consideration of the rent hereinafter reserved and the covenants herein contained, the Landlord does hereby lease and demise unto the Tenant the premises situated in 9208 (A1 and A2) Venture Court, Manassas Park, VA, 22110. Commencing on the 1st day of January, 1998 and ending on the 30th day of December 1999 for the sum of twenty-six thousand four hundred and no/100 ($26,400.00) dollars per annum, payable to John Immer in monthly installments of two thousand two hundred and no/100 ($2,200) dollars, hereinafter sometimes referred to as the basic monthly rental, in advance on the 1st day of each month, the first month's rent to be paid at time of execution of this lease. (2 years lease at $30,000 per year--no escalations)--tenant to have right for additional 2 years extension on this lease.

     1. Tenant takes and holds the said premises as tenant for the term and subject to the conditions as herein provided, at the rent payable as aforesaid, and the said Tenant will, without previous demand, pay the rent specified at the time, place and in the manner herein provided.

     2. Tenant will not assign this lease, or any portion of the term of this lease, or sublet the leased premises, or any portion thereof, without the written consent of the Landlord first had and obtained, nor shall any subletting or assignment hereof be effected by operation of Law or otherwise than by the written consent of the Landlord first had and obtained.

     3. Tenant will pay all bills for electricity, gas, and water used in the within premises, and any sewer charges, as well as any public space rent, if any, during the term of this lease, as they become due and payable.

     4. Tenant will comply with all the rules and regulations now in effect or that may hereafter be enacted by the Municipal, County, State or Federal Government, insofar as the same pertain to the conduct of his business in the demised premises. Tenant will not use, permit or suffer to be used, said leased premises for any disorderly or unlawful purpose, or for any other purpose than that of storage, sale and promotion of films, books, etc., and all processes the tenant feels necessary to operate his business.

     5. Tenant will furnish heat, hot water and air-conditioning, if any, at his own cost and expense. Landlord warrants the plumbing, air-conditioning and heating systems in and for the demised premises to be in good working order as of the date upon which possession of the demised premises is delivered to the Tenant, and agrees to keep the plumbing, heating and air conditioning systems in good order and repair; to make replacements thereto whether said repairs or replacements be necessitated, together with all other rent provided for under terms of this lease.

     6. Tenant will make any and all repairs and replacements to the premises hereby leased during the term of this lease, except repairs to the roof, downspouts, and gutters, and exterior walls which Landlord agrees to make, unless damage to said roof, downspouts, gutters, and/or exterior walls is caused by the negligence of the Tenant or his agents.

     7. Landlord assumes no liability or responsibility whatever in respect to the conduct and operation of the business to be conducted in said leased premises by the Tenant, nor for any damage of whatsoever kind, or by whomsoever caused, to person or property of the Tenant or to anyone on or about the premises by consent of the Tenant, however caused and whether due in whole or in part to acts of negligence on the part of the Landlord, his agents or servants, whether such acts be active or passive, and the Tenant agrees to hold the Landlord harmless against such damage claims.

     8. All goods and personal property of every kind, in and upon the said leased premises, shall be at the sole risk and hazard of the Tenant, or those claiming by, through or under him, or the owner thereof.

     9. Tenant will not move into the said building any safe or safes or heavy furniture, fixtures, or material, without the written consent of the Landlord first had and obtained. All damage done to the building by taking a safe, or heavy furniture, fixtures of materials in and out, or due to its being on the premises, shall be repaired at the expense of the Tenant.

     10. If the demised premises shall be partially damaged by fire or other unavoidable casualty, without the fault or neglect of the Tenant, tenant's servants, employees, agents, visitors or licensees, the damages shall be repaired by and at the expense of the Landlord, and then rent until such repairs be made shall be apportioned according to the part of the demised premises which is usable by the Tenant. Due allowance shall be made for reasonable delay which may arise by reason of adjustment of fire insurance on the part of the Landlord and/or the Tenant, and for reasonable delay on account of "Labor troubles" or any other cause beyond the Landlord's control. But if the demised premises are rendered wholly untenantable by fire or other unavoidable casualty, and the Landlord shall decide not to rebuild the same, or if the building shall be so damaged that the Landlord shall decide to demolish it or to rebuild it, then or in any of such events the Landlord may, at the Landlord's option, give the Tenant a notice in writing of such decision, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given and the Tenant shall vacate the demised premises and surrender the same to the Landlord, but in neither of the certain contingencies in this paragraph mentioned shall there be any liability on the part of the Landlord to the Tenant, his successors or assigns, covering or in respect of any period during which the occupation of said leased premises by the Tenant, because of the matters hereinabove stated, may not be possible.

     11. Tenant will keep the said demised premises in substantial condition and good repair, clean and in proper sanitary condition, and will at the end of his tenancy surrender the same in good order and condition as the same were at the commencement of his original tenancy, the acts of God, ordinary wear and tear, and loss or damage by fire or other unavoidable casualty excepted.

     12. If the whole or any part of the demised premises except vault space, if any, shall be taken or condemned by any competent authority for any public or quasi public use or purpose, then, and in that event, the term of this lease shall cease and terminate from the date when the possession of the part so taken shall be required for such use or purpose and without apportionment of the award. The current rental, however, shall in any such case be apportioned. The taking of vault space shall not entitle Tenant to any reduction in amount of rent payable hereunder.

     13. Tenant at his own cost and expense agrees that he will keep the sidewalks in front of said demised premises free from obstructions of any and all nature, will promptly remove all snow and ice from said sidewalks, will keep the premises clean, will maintain suitable receptacles for trash and refuse, and will promptly remove from the demised premises all accumulations of trash and refuse. In the event Tenant fails to perform any of said covenants contained in this paragraph, then and in that event, Landlord, at its option, may cause the work provided for herein to be performed at the cost and expense of Tenant, who agrees to reimburse Landlord for the cost so incurred as additional rent upon the next date rent is due and payable hereunder.

     14. This lease is subject and subordinate to all ground or underlying leases and mortgages and/or deeds of trust which may now or hereafter affect the real estate of which the demised premises form a part, and to all renewals and extensions thereof. In confirmation of such subordination, the Tenant shall execute promptly any certificate that the Landlord may request. The Tenant hereby constitutes and appoints the Landlord as tenant's attorney in fact to execute any such certificate or certificates for or on behalf of the Tenant.

     15. Tenant will not do or permit anything in said premises, or bring or keep anything therein, that shall, in any way, increase the rate of fire insurance on said building, or the property therein, or conflict with the regulations of the Fire Department or the fire laws, or with the terms of any insurance policy upon said building, or any part thereof, or which make void or voidable any insurance on the said premises or building against fire. It is further understood and agreed that in the event that the rate of fire insurance on the premises (the term "the rate" meaning the normal basic rate promulgated by the Underwriters Association of the District of Columbia or the stock company rating bureau having jurisdiction over the demised premises for the kind of occupancy allowed by the lease) is increased due to neglect of the Tenant, then any resulting increase in the cost of said insurance for the building which is said premises or in which said premises are located shall be paid by said Tenant as additional rental hereunder, upon demand of the Landlord.

     16. Landlord or his Agents shall have access to said demised premises at any and all reasonable times for the purpose of protecting the said leased premises against fire, for the prevention of damage and injury to the said leased premises, or for the purpose of inspecting the same, or exhibiting the same to prospective tenant during the last 60 days of the term of this lease.

     17. If at any time during the term hereby demised, a petition shall be filed, either by or against the Tenant, in any court of pursuant to any statute either of the United States or of the State or District where said premises are located, whether in bankruptcy, insolvency, for the appointment of a receiver of the Tenant's property or because of any general assignment made by Tenant of the Tenant's property for the benefit of the Tenant's creditors, then immediately upon the happening of any such event, and without any entry or other act by the Landlord, this lease shall expire ipso facto, cease and come to an end with the same force and effect as if the date of the happening of any such event were the date herein fixed for the expiration of the term of this lease. It is further stipulated and agreed that, in the event of the termination of the term of this lease by the happening of any such event, the Landlord shall forthwith, upon such termination, and any other provisions of this lease to the contrary notwithstanding, become entitled to recover as and for liquidated damages caused by such breach of the provisions of this lease an amount equal to the difference between the then cash value of the rent reserved hereunder for the unexpired portion of the term hereby demised, unless the statute which governs or shall govern the proceeding in which such damages are to be proved limits or shall limit the amount of such claim capable of being so proved, in which case the Landlord shall be entitled to prove as and for liquidated damages an amount equal to that allowed by or under any such statute. The provisions of this paragraph of this lease shall be without prejudice to the Landlord's right to prove in full damages for rent accrued prior to the termination of this lease, but not paid. This provision of this lease shall be without prejudice to any rights given to the Landlord by any pertinent statute to prove for any amounts allowed thereby.

     18. In making any such computation, the then cash rental value of the demised premises, shall be deemed prima facie to be the rental realized upon any reletting, if such reletting can be accomplished by the Landlord within a reasonable time after such termination of this lease, and the then present cash value of the future rents hereunder reserved to the Landlord for the unexpired portion of the term hereby demised shall be deemed to be such sum, if invested at four per centum (4%) simple interest, as will produce the future rent over the period of time in question.

     19. PROVIDED, always that if the rent aforesaid, or any installment thereof, shall not be paid within five (5) days after the same shall become due and payable, as aforesaid, although no demand shall have been made for the same; or if the Tenant shall fail or neglect to keep and perform each and every of the covenants, conditions and agreements herein contained, ...the part of said Tenant to be kept and performed, or if the same or any part of them shall be broken then ...in each ...every case from thenceforth, and all times hereafter, at the option of the Landlord, his successors or assigns, the Tenant's right of possession shall thereupon cease and determine, and the Landlord, his successors or assigns shall be entitled to the possession of said leased premises and to re-enter the same without demand of rent or demand of possession of said premises, and may forthwith proceed to recover possession of the said leased premise by process of law, any notice to quit, or of intention to re-enter the same being hereby expressly waived by the Tenant.

     20. If the demised premises shall be abandoned or become vacant during the term of this lease without Tenant having paid in full the rent for the entire term, or if

          Landlord shall recover possession subsequent or pursuant to landlord and tent proceedings, then in the happening of either of said events, Landlord shall have the right, at his option, to take possession of the demised premises, to let the same as agent of Tenant and apply the proceeds received from such letting toward the payment of the rent of Tenant under this lease, and such re-entry and re-letting shall not discharge Tenant from liability for rent to date of such retaking and for any loss of rent sustained by Landlord in respect of the balance of the term; any such loss of rent for the balance of the term shall be payable monthly by Tenant in advance in the same manner that rent hereunder is to be paid, and Landlord shall have the right to recover any such loss of rent monthly whether or not said premises had been relet.

     21. And it is further provided that if, under the provision hereof, a seven (7) days' summons or other applicable summary process shall be served, and a compromise or settlement thereof shall be made, it shall not be constituted as a waiver of any covenant herein contained; and that no waiver of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of the covenant, condition or agreement itself, or of any subsequent breach thereof.

     22. In the event that the Tenant shall not immediately surrender said premises on the day after the end of the term hereby created, then the Tenant shall, by virtue of this agreement, become a tenant by the month at the rental per month of the monthly installments of rent agreed by the said Tenant to be paid as aforesaid, commencing said monthly tenancy with the first day next after the end of the term above demised; and the said Tenant, as a monthly tenant, shall be subject to all of the conditions and covenants of this lease as though the same had originally been a monthly tenancy; and said Tenant shall give to the Landlord at least thirty (30) days' written notice of any intention to quit said premises, and said Tenant shall be entitled to thirty (30) days' written notice to quit said premises, except in the event of nonpayment of rent in advance or of the breach of any other covenant by the said Tenant, in which event the said Tenant shall not be entitled to any notice to quit, the usual thirty (30) days' notice to quit being hereby expressly waived; PROVIDED, however, that in the event that the Tenant shall hold over after the expiration of the term hereby created, and if the said Landlord shall desire to regain possession of said premises promptly at the expiration of the term aforesaid, then at any time prior to the payment of rent by the Tenant as a monthly tenant hereunder, the said Landlord, at its election or option, may re-enter and take possession of said premises, forthwith, without process or by any legal process in force in the State or District said premises are located.

     23. If, for any reason whatsoever, the Landlord does not deliver possession of the demised premises according to the terms of this lease, the rent shall be abated until such date as possession of the demised premises is tendered by the Landlord. In no event shall the Landlord, its Agents or employees be liable in damages for failure to deliver possession under the terms of this lease, except for willful failure so to do.

     24. The Landlord in appointing no rental agent herein, does so for and in consideration of its services securing the Tenant hereunder and in negotiation of this agreement, and agrees to pay said Agent a commission of 6% of all rents paid during the full term of this agreement and any renewal or extension hereof even though the premises hereby demised shall be sold during the term of this lease or any extension or renewal thereof. Cancellation of this lease or any portion of the term, or any extended term hereof, by agreement of the landlord and tenant without the consent of N/A , shall not relieve Landlord of the obligation to pay N/A the full commission due hereunder for the full term of this lease and any extension or renewal hereof if this lease is extended or renewed.

     25. It is further understood and agreed that all advertising and all display on or about the within-mentioned premises is subject to the approval of the Landlord and that no advertising on display on or about the within-mentioned premises shall be made or exhibited by the Tenant if the said landlord shall make reasonable objection thereto, and that no signs are to be nailed or attached to the exterior of the building and no exterior painting done without the written consent of the Landlord first had and obtained.

     26. In the event the Tenant does not renew this lease, he hereby gives permission to the Landlord to show the premises to prospective new tenants and to put up a "For Rent" sign advertising said space as being available for rent. Tenant shall give the Landlord at least sixty (60) days' notice in writing of his intention to remove, at the expiration of this lease.

     27. Tenant shall not make alterations, additions or improvements to the demised premises without the written consent of the Landlord, and if such consent is given and alterations, additions or improvements have been made by the Tenant, at Tenant's expense, then at the option of the Landlord such alterations, additions and improvements shall at the option of the Landlord either remain upon the premises at the expiration of the lease and become the property of the Landlord, or at the option of the Landlord be removed by and at the expense of the Tenant on or before the expiration of the term, and all damage caused to said premises by such removal shall be repaired by the Tenant at Tenant's expense on or before the expiration of said term.

     28. Tenant will be responsible for all damage to and breakage of plate glass in said premises and will carry during the term of this lease in a standard insurance company satisfactory to Landlord, full coverage insurance on all plate glass in aforementioned premises, and cause same to be replaced if damaged or broken; said insurance to be carried in the name of Landlord, the policy or policies for which are to be deposited with Landlord or Landlord's agents.

     29.  Tenant agrees to protect,  indemnify and save harmless Landlord,  John
          G. and Mary G. Immer when required, of and from any and all claims for injury to personal property by reason of any accident, or happening in, upon, or about the demised premises, and Tenant agrees to carry public liability and property damage insurance with limits of at least five hundred thousand and no/100 ($500,000.00) covering personal injury and covering property damage in the name of Landlord, when required and Tenant, and to furnish Landlord, with a certificate, or copy of policy if required, showing such insurance to be in force.

     30. If the Landlord shall incur any charge or expense on behalf of the Tenant under the terms of this lease such charge or expense shall be considered additional rent hereunder; in addition to and not in limitation of any other rights and remedies which the Landlord may have in case of the failure by the Tenant to pay such sums when due, such non-payment shall entitle the Landlord to the remedies available to it hereunder for non-payment of rent. All such charges or expenses shall be paid to the Landlord at the office of or at such other place as the Landlord may designate in writing.

     31. Should Tenant, directly or indirectly, purchase the demised premises, or the property of which the demised premises are a part, during the terms of this lease, or any renewal or extension thereof or within one year after the termination of his tenancy of the demised presmises upon any terms, or should Tenant acquire the demised property, or the property of which the demised premises are a part, during the term of this lease, or any renewal or extention thereof or within one year after the termination of his tenancy of the demised premises by trade or exchange, its successor or assign shall be deemed the procuring agent in the transaction and will be paid by the Landlord at settlement from proceeds of sale or exchange, a commission of six per cent (6%). Split 50/50 between Debbi Bankert/Remax and William Myers/Weichert Realtor.

     32. This agreement shall bind the administrators, executors, successors, and assigns of the respective parties hereto.

     33. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places in which the context may require such substitution or substitutions.

     34. In the event of the employment of an attorney by the Landlord because of the violation by the Tenant of any term of provision of this lease, including non- payment of rent as due, the Tenant shall pay and hereby agrees to pay reasonable attorney's fees and all other costs incurred therein by the Landlord.

     35. This lease contains the entire and final agreement of and between the parties hereto, and they shall not be bound by any statements, conditions, representations, inducements or warranties, oral or written, not herein contained, unless there is written amendment thereto signed by all the parties hereto.

     36.  In  addition  to  the  first  month's  rent,  the  Landlord   herewith
          acknowledges the receipt of four thousand four hundred and no/100 ($4,400.00) Dollars, which he is to retain as security for faithful performance of all of the covenants, conditions, and agreements of this lease, but in no event shall the Landlord be obliged to apply the same on rents or other charges in arrears or on damages for the Tenant's failure to perform the said covenants, conditions, and agreements; the Landlord may so apply the security at his option; and the Landlord's right to the possession of the premises for nonpayment of rent or for any other reason shall not in any event be affected by reason of the fact that the Landlord holds this security. The said sum if not applied toward the payment of rent in arrears or toward the payment of damages suffered by the Landlord by reason of the defendant's breach of the covenants, conditions, and agreements of this lease is to be returned to the Tenant when this lease is terminated, according to these terms, and in no event is the said security to be returned until the Tenant has vacated the premises and delivered possession to the Landlord. In the event that the Landlord repossesses himself  of the said  premises  because  of the  Tenant's  default  or because of the Tenant's failure to carry out the covenants, conditions, and agreements of this lease, the Landlord may apply the said security on all damages suffered to the date of said repossession and may retain the said security to apply on such damages as may be suffered or shall accrue thereafter by reason of the Tenant's default or breach. The Landlord shall not be obliged to keep the said security as a separate fund, but may mix the said security with his own funds.

     37. The basic monthly rental shall be adjusted for each lease year of the term hereof by any change in the Index now known as "United States Bureau of Labor Statistics, Consumer Price Index for Urban Wage Earners and Clerical Workers, all items for Washington, D. C. SMSA (BASE: 1967=100.0) (hereinafter referred to as the "Index") provided however, that that the amount payable by the Tenant under this lease as rental shall not be less than the rental payment schedule as outlined in this lease, nor shall the rental payment be less than any rental previously established pursuant to a Consumer Price Index increase. Such adjustment shall be accomplished by multiplying the aforementioned basic monthly rental by a fraction, the numerator of which shall be the most recently published monthly Index preceding the first day of the lease year for which such annual adjustment is to be made, and the denominator of which fraction shall be the corresponding monthly Index immediately preceding the commencement date of the term of this lease. If such Index shall be discontinued with no successor or comparable successor Index, the parties shall attempt to agree upon a substitute formula, but if the parties are unable to agree upon a substitute formula, then the matter shall be determined by arbitration in accordance with the rules of the American Arbitration Association then prevailing.

     38. Paragraph headings in margins are for purpose of convenience only and not to be considered a part of this lease.

     39. Landlord agrees to provide a personal door at top of stair connecting both units. Also to install personal door between two drive in bays on lower level. Also to clean carpets and walls (or paint walls if cleaning is insufficient) at no cost to Tenant.

     40. Tenant to have power and all utilities placed in his name prior to January 1st, 1998 and to have right of pre-occupancy December 5, 1997 for fit out and setup.

     41. Prior to January 1, 1998, Tenant to have air conditioning and HVAC inspected and Landlord to make any repairs and have systems serviced if necessary, prior to Tenant taking occupancy.

     42.  Tenant to have first right to purchase the above described property.

     43. Tenant to have until November 21, 1997 to withdraw this offer and receive prompt return of his deposit.

     IN WITNESS WHEREOF the said parties have hereunto signed their names and affixed their seals, on the day and year first hereinbefore written.


         WITNESS/ATTEST                         LANDLORD:

____________________________________  ___________________________(SEAL)
____________________________________  ___________________________(SEAL)
____________________________________  ___________________________(SEAL)
____________________________________  ___________________________(SEAL)
         WITNESS/ATTEST                          TENANT:
____________________________________  ___________________________(SEAL)
____________________________________  ___________________________(SEAL)
____________________________________  ___________________________(SEAL)
____________________________________  ___________________________(SEAL)